American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
Dollars in thousands, except share and per share data
Unaudited

	March 31
ASSETS	2009	2008

Cash and due from banks	$13,632	$20,310
Interest-bearing deposits in other banks	18,188	4,218

Securities available for sale, at fair value	167,981	149,636
Securities held to maturity	6,811	11,039
Total securities	174,792	160,675

Loans held for sale	2,782	1,681

Loans, net of unearned income	569,003	554,667
Less allowance for loan losses	(7,836)	(7,425)
Net Loans	561,167	547,242

Premises and equipment, net	18,282	13,392
Other real estate owned	3,345	550
Goodwill	22,468	22,468
Core deposit intangibles, net	1,981	2,358
Accrued interest receivable and other assets	12,841	12,155

Total assets	$829,478	$785,049

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$98,926	$101,195
Demand deposits -- interest-bearing	94,505	103,365
Money market deposits	72,085	52,574
Savings deposits	63,553	64,198
Time deposits	286,819	260,207
Total deposits	615,888	581,539

Short-term borrowings:
Customer repurchase agreements	60,768	58,179
Other short-term borrowings	12,440	3,225
Long-term borrowings	13,750	12,900
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	4,098	5,714
Total liabilities	727,563	682,176

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,079,161 shares outstanding at March 31, 2009 and
6,100,185 shares outstanding at March 31, 2008	6,079	6,100
Capital in excess of par value	26,488	26,472
Retained earnings	70,379	69,866
Accumulated other comprehensive income (loss), net	(1,031)	435
Total shareholders' equity	101,915	102,873

Total liabilities and shareholders' equity	$829,478	$785,049

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
Dollars in thousands, except share and per share data
Unaudited

	Three Months Ended
	March 31
	2009	2008
Interest and Dividend Income:
Interest and fees on loans	$8,034	$9,444
Interest and dividends on securities:
Taxable	1,120	1,231
Tax-exempt	386	432
Dividends	22	77
Other interest income	88	76
Total interest and dividend income	9,650	11,260

Interest Expense:
Interest on deposits	2,527	3,582
Interest on short-term borrowings	236	484
Interest on long-term borrowings	131	126
Interest on trust preferred capital notes	343	343
Total interest expense	3,237	4,535

Net Interest Income	6,413	6,725
Provision for loan losses	350	140

Net Interest Income After Provision
for Loan Losses	6,063	6,585

Noninterest Income:
Trust fees	758	880
Service charges on deposit accounts	502	565
Other fees and commissions	242	203
Mortgage banking income	286	195
Brokerage fees	57	143
Securities gains (losses), net	-	30
Net loss on foreclosed real estate	(1,196)	(7)
Other	85	126
Total noninterest income	734	2,135

Noninterest Expense:
Salaries	2,531	2,469
Employee benefits	813	747
Occupancy and equipment	971	966
FDIC assessment	217	17
Bank franchise tax	163	177
Core deposit intangible amortization	94	94
Other	1,086	979
Total noninterest expense	5,875	5,449

Income Before Income Taxes	922	3,271
Income Taxes	154	966
Net Income	$768	$2,305

Net Income Per Common Share:
Basic	$0.13	$0.38
Diluted	$0.13	$0.38
Average Common Shares Outstanding:
Basic	6,081,998	6,107,832
Diluted	6,085,457	6,121,285

American National Bankshares Inc. and Subsidiaries
Financial Highlights
Dollars in thousands, except share, per share data, ratio and nonfinancial data
Unaudited
	1st Qtr	4th Qtr	1st Qtr
	2009	2008	2008
EARNINGS
Interest income	$9,650	$10,225	$11,260
Interest expense	3,237	3,503	4,535
Net interest income	6,413	6,722	6,725
Provision for loan losses	350	600	140
Noninterest income	734	1,875	2,135
Noninterest expense	5,875	5,547	5,449
Income taxes	154	767	966
Net income	768	1,683	2,305

PER COMMON SHARE
Earnings per share - basic	$0.13	$0.28	$0.38
Earnings per share - diluted	0.13	0.28	0.38
Cash dividends declared	0.23	0.23	0.23
Book value per share	16.76	16.81	16.86
Book value per share - tangible (a)	12.74	12.78	12.79
Closing market price	15.60	17.00	21.26

FINANCIAL RATIOS
Return on average assets	0.38%	0.86%	1.18%
Return on average equity	2.99	6.53	9.01
Return on average tangible equity (b)	4.32	8.90	12.24
Average equity to average assets	12.80	13.13	13.12
Net interest margin, taxable equivalent	3.61	3.85	3.88
Efficiency ratio	68.77	62.36	60.09
Effective tax rate	16.70	31.31	29.53

PERIOD-END BALANCES
Securities	$174,792	$140,816	$160,675
Loans held for sale	2,782	1,764	1,681
Loans, net of unearned income	569,003	571,110	554,667
Goodwill and other intangibles	24,449	24,543	24,826
Assets	829,478	789,184	785,049
Assets - tangible (a)	805,029	764,641	760,223
Deposits	615,888	589,138	581,539
Customer repurchase agreements	60,678	51,741	58,179
Other short-term borrowings	12,440	7,850	3,225
Long-term borrowings	34,369	34,406	33,519
Shareholders' equity	101,915	102,300	102,873
Shareholders' equity - tangible (a)	77,466	77,757	78,047

AVERAGE BALANCES
Securities	$138,067	$137,947	$151,699
Loans held for sale	2,996	1,669	1,614
Loans, net of unearned income	570,342	571,081	553,971
Interest-earning assets	734,980	720,197	717,508
Goodwill and other intangibles	24,507	24,600	24,864
Assets	803,206	785,182	780,204
Assets - tangible (a)	778,699	760,582	755,340
Interest-bearing deposits	510,821	491,701	486,198
Deposits	604,002	590,196	583,410
Customer repurchase agreements	56,051	49,868	54,624
Other short-term borrowings	2,071	6,788	3,091
Long-term borrowings	34,398	34,436	30,779
Shareholders' equity	102,845	103,126	102,342
Shareholders' equity - tangible (a)	78,338	78,526	77,478

CAPITAL
Average shares outstanding - basic	6,081,998	6,086,868	6,107,832
Average shares outstanding - diluted	6,085,457	6,090,844	6,121,285
Shares repurchased	7,600	7,100	28,800
Average price of shares repurchased	$15.92	$16.40	$20.80

American National Bankshares Inc. and Subsidiaries
Financial Highlights
Dollars in thousands, except share, per share data, ratio and nonfinancial data
Unaudited
	1st Qtr	4th Qtr	1st Qtr
	2009	2008	2008
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,824	$8,083	$7,395
Provision for loan losses	350	600	140
Charge-offs	(376)	(1,012)	(170)
Recoveries	38	153	60
Ending balance	$7,836	$7,824	$7,425

LOANS
Construction and land development	$53,579	$63,361	$72,001
Commercial real estate	213,508	207,160	198,698
Residential real estate	134,510	136,480	138,384
Home equity	61,459	57,170	48,958
Commercial and industrial	97,259	98,546	87,199
Consumer	8,688	8,393	9,427
Total	$569,003	$571,110	$554,667

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$-
Nonaccrual	2,821	2,845	2,772
Foreclosed real estate	3,345	4,311	550
Nonperforming assets	$6,166	$7,156	$3,322

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.24%	0.60%	0.08%
Nonperforming assets to total assets	0.74	0.91	0.42
Nonperforming loans to total loans	0.50	0.50	0.50
Allowance for loan losses to total loans	1.38	1.37	1.34
Allowance for loan losses to
nonperforming loans	277.77	275.01	267.86

OTHER DATA
Fiduciary assets at period-end (c)	$305,129	$326,614	$386,375
Retail brokerage assets at period-end (c)	$82,554	$84,348	$89,927
Number full time-time equivalent employees	258	258	258
Number of full service offices	20	20	19
Number of loan production offices	2	1	1
Number of ATM's	23	24	23

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value

Net Interest Income Analysis
For the Three Months Ended March 31, 2009 and 2008
Dollars in thousands, except rates

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2009	2008	2009	2008	2009	2008
Loans:
Commercial	$96,097	$85,632	$1,100	$1,454	4.58%	6.79%
Real estate	469,346	460,429	6,779	7,789	5.78	6.77
Consumer	7,895	9,524	178	217	9.02	9.11
Total loans	573,338	555,585	8,057	9,460	5.62	6.81

Securities:
Federal agencies	45,767	50,064	521	597	4.55	4.77
Mortgage-backed	44,560	47,405	562	603	5.04	5.09
State and municipal	42,726	47,847	604	656	5.65	5.48
Other	5,014	6,383	33	99	2.63	6.20
Total securities	138,067	151,699	1,720	1,955	4.98	5.15

Deposits in other banks	23,575	10,224	88	76	1.49	2.97

Total interest earning assets	734,980	717,508	9,865	11,491	5.37	6.41

Nonearning assets	68,226	62,696

Total assets	$803,206	$780,204

Deposits:
Demand	$112,459	$107,994	190	225	0.68	0.83
Money market	64,648	51,320	198	294	1.23	2.29
Savings	61,289	63,184	40	116	0.26	0.73
Time	272,425	263,700	2,099	2,947	3.08	4.47
Total deposits	510,821	486,198	2,527	3,582	1.98	2.95

Customer repurchase agreements	56,051	54,624	233	451	1.66	3.30
Other short-term borrowings	2,071	3,091	3	33	0.58	4.27
Long-term borrowings	34,398	30,779	474	469	5.51	6.10

Total interest bearing liabilities	603,341	574,692	3,237	4,535	2.15	3.16

Noninterest bearing
demand deposits	93,181	97,212
Other liabilities	3,839	5,958
Shareholders' equity	102,845	102,342
Total liabilities and
shareholders' equity	$803,206	$780,204

Interest rate spread					3.22%	3.25%
Net interest margin					3.61%	3.88%

Net interest income (taxable equivalent basis)			6,628	6,956
Less: Taxable equivalent adjustment			215	231
Net interest income			$6,413	$6,725